VESSELS UNDER CAPITAL LEASES, NET	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
VESSELS UNDER CAPITAL LEASES, NET
VESSEL UNDER CAPITAL LEASE, NET

(in thousands of $)	2014	2013
Cost	168,577	168,492
Accumulated depreciation	(46,324)	(40,799)
Net book value	122,253	127,693

As of December 31, 2014 and 2013, we operated one vessel, the Methane Princess, under capital lease. The lease is in respect of a refinancing transaction undertaken during 2003, as described in note 22.

Drydocking costs of $8.1 million are included in the cost amounts above as of December 31, 2014 and 2013. Accumulated amortization of those costs at December 31, 2014 and 2013 was $2.5 million and $0.9 million, respectively.

Depreciation and amortization expense for vessels under capital leases for the years ended December 31, 2014, 2013 and 2012 was $5.5 million, $11.9 million and $16.6 million, respectively.